Fund Facts



For 1997, shareholders designated the following charities



AIDS Services of Austin
Alzheimer's Association
American Cancer Society
American Heart Association
Animal Trustees of Austin
Arthritis Foundation
Austin Sunshine Camp
Austin YMBL Sunshine Camps
Boy Scouts of America
Brenham Christian Academy
The Columban Fathers
Compassion International
CrossPointe Church
Cystic Fibrosis Foundation

Family Violence Project
Faith Home for Babies with AIDS
Forgotten Children's Fund
Habitat for Humanity
Harvard Law School Fund
Hilo Salvation Army
The Home Care Program/MSKCC
Make-A-Wish Foundation
MD Anderson Children's Art Project
Medical Institute for Sexual Health
Methodist Children's Home
National Cancer Institute
National Kidney Cancer Association
Nature Conservancy of Tennessee

Nevada SPCA
Northwest Hills United Methodist
People's Community Clinic
Rapheal Free Clinic
Red Cloud Indian School
Salvation Army
San Diego Historical Society
SOVA Food Pantry
St. Michael's Academy
Texas Baptist Children's Home
Union Station
United Way of the Flint Hills
Wesleyan Homes Alzheimer's Care
Women Helping Women


? Who is one of the largest individual shareholders?  Your manager, Mark
Coffelt.

? Need a prospectus and other information for a friend?   Call 1-888-839-7424.

? Have questions about your account?  Call the Transfer Agent at 1-800-628-4077.

? Have a question for your portfolio manager?
 Call (512) 458-8165, or (800) 880-0324.  Ask for Mark or Eric.

? Daily NAV.  Call (512) 302-6099.

? Roth IRA's are now available.  Call 1-888-839-7424 for a kit.

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio for the period ending December 31st, 1997 was $16.66, after our $.88 distribution of capital gains for the year.

	For the year of 1997, your Fund was up 45.5%, making it the 7th best performing growth fund out of 928 growth funds in the country, according to Lipper Analytical Services, Inc., a mutual fund research organization1. We performed exceptionally well against the Russell 2000 Index, up 22.4% for the year, which is representative of how your Fund is invested, and against the S&P 500 Index, up 33.4% for the year.

         Period               The Fund2   Russell 2000   S&P 500
Last Quarter         -0.6%       1.8%           2.9%
Last 12 Months       45.5%       22.4%          33.4%

Since Inception
     (annualized)    32.3%       20.4%          28.7%

Of course, you know the old caveat, past performance may not be indicative of future results.

Commentary
If you recall our letter at the end of last year, we noted that we dont predict the future, because it simply cant be done. Were not about to start this year. But as we write this letter, pessimism about stocks is higher than it has been for
[FN]
1 Lipper  rankings as of December 31, 1997.
2 After payment of the maximum 4.5% sales charge, the Fund return for the last quarter, last 12 months, and since inception would be 5.1%, 39.0%, and 29.5%, respectively. Value & Growth Portfolio awhile, which brings us to the core question of this commentary Is the pessimism justified?
We think a part of investor's pessimism stems from the market's unusual volatility. However, unusual it isnt. Stocks have always been volatile. Until recently, stocks have enjoyed both robust returns and smooth sailing. What looks unusual today is really the history of the market.
Will the market continue to be as good as it has been? Probably not. Nonetheless, stocks are the only vehicle we know where the investor can double his money every five to ten years. The ride may be rougher, but that still sounds pretty good to us. But, ask the pessimists: How can you have another good year in 1998 after already having three good years?
    At the beginning of 1997, the experts predicted that stocks in 1997 would probably not do well. After two years of stellar returns in 1995 and 1996, they said there had never been a third year of high returns following two good years. The experts knew their history. Yet, had you based your investment strategy on those predictions, you would be poorer today for it.

The Asian Contagion

Then there is Asia.  The pessimists refrain is: This time is different.
They may well be right.  The problems of Asia are a legitimate concern.
But, should you lose sleep over Asia? We dont think so, at least in relation to the investment in your portfolio, for a couple of reasons:

? Your portfolios small-cap focus should insulate it from problems that companies with significant exposure to Asian markets might experience.
? Asia has financial problems, but so did Texas in the late 1980s. It was tough in Texas, but we dont recall the problems here severely impacting the U.S. economy or the U.S. markets.

There is no place like home.

We looked at how exposed your stocks were to the international economy.
As of December 31st, on average, the companies in your portfolios derived approximately 20 percent of their revenues from outside the United States and Canada. Compared to the 42 percent average exposure for the companies that comprise the Dow Jones Industrial Average, your portfolio looks safer than most, in terms of International and Asian exposure. The U.S. continues to provide an exceptional economic environment. So is the pessimism justified? Maybe, but not for the stocks in our portfolio. Dorothy from The Wizard of Oz had the right idea, There is no place like home.

Asia Looks Like Texas

They dont wear cowboy boots, but Asia looks a lot like Texas to us.  The
Korean market is currently experiencing banking defaults not unlike the savings and loan company defaults in Texas in the 1980s. From what we can read, there are real problems. But then Texas had real problems too. We know of no banks in Texas with the same name for the last ten years cause there arent any. Yesterday, it was the Resolution Trust Corporation that closed banks and liquidated assets. Today, it is the International Monetary Fund. We suspect that the Texas economy was both larger and certainly more significant to the United States than are most Asian economies today. So is the pessimism justified? Texas and the U.S. made it through their crisis; The Asian countries and the world will make it through this one. While this is not the area on which we focus, we suspect the investment opportunities in these markets will be substantial in the next few years.

The Glass is at Least Half Full

Weve discussed reasons not to be pessimistic. We also think there are at least two reasons for optimism:

? Relative to the S&P 500 and the Dow, the stocks your portfolio holds are substantially cheaper and have better earnings prospects going forward. That doesnt guarantee better performance, but it strikes us as a pretty good head start.
? We appear to be one of a very small number of managers that stick to a highly disciplined, quantitative strategy. We see no reason to believe that what has worked in the past will cease working in the future, since your portfolio does not rely on strong market performance.

Ferrari Under the Hood

The markets are high. Clearly, richly valued markets add to the risk of investing as well as reduce the return. But your portfolio is cheaper than most. Your portfolio has had, and continues to have, some of the cheapest valuations around cheap being defined as a portfolio of stocks with low Prices-to-Earnings, low Prices-to-Book Values, and low Prices-to-Cash Flow.

Why is this important? In the most recent CFA Digest, there are two abstracts of articles from the Journal of Portfolio Management, and the Journal of Finance. Both articles seek to explain the superior performance of value stocks, the kind of stocks we hold in your portfolio, over growth stocks. Reading some of these articles is a bit like trying to understand the dynamics of the internal combustion engine. We wont bore you with the details. All you need to know is that with value stocks, your portfolio has a Ferrari under the hood.

Rational Investing in an Irrational World

Up or down, volatile or not, the most compelling reason to be optimistic about your portfolios future is this: we follow a highly disciplined, investment strategy. The more other investors are irrational, the more opportunities we have to buy undervalued, or sell overvalued stocks. Others irrationality pays off for us. That is really what value investing is all about buying in the midst of pessimism, and selling in the midst of optimism. So even if we are wrong, and the markets go crazy, that plays to our strengths. We think the best response for every investor is to stay invested, just as we do in the management of your portfolio. Eighty percent of the time, the market goes up. That alone gives you pretty good odds for success. More importantly, we have never in our experience seen anyone who has the ability to distinguish between those periods when the market will be going up and those periods when the market will be going down. We certainly cant make that distinction.
In an uncertain world, there is one thing of which you can be certain: We are going to keep our focus on buying undervalued stocks, company by company. That is what we do best. We are not going to worry one wit about the markets, or Asia, or politics, or whatever, because it adds no value to the investment process. We hope our letter this quarter gives you the perspective to do likewise and stay put.

Respectfully submitted,
Mark A. Coffelt, CFA

S T O C K   P R I C E S   R E L A T I V E  TO
                          Earnings         Cash flow        Book value
Value & Growth Portfolio  18.9x            12.6x            2.6x
Avg Small Value Fund      21.5x            14.0x            3.0x
Avg Small Growth Fund     32.7x            25.2x            5.4x
S&P 500 Index             27.1x            17.7x            6.1x

All Ratios from Morningstar Mutual Funds December, 1997


Short-Term         Principal       Issues                Market       As % of
Investments-2.3%   Amount/Shares                         Value        Net Assets
                   $675,021        Bank of Boston
                                   Repurchase Agreement  $675,021     2.4

(5.00% due 2/15/99 & 5.50% due
12/31/00 Collateralized by U.S.
Treasury Notes)

Common Stocks 98.6%

Agriculture        24,100          Universal Corp.       860,487      3.1


Apparel            22,400          Tommy Hilfiger        854,273      3.1
                   67,700          Farah Inc.            355,425      1.3
                                                         1,209,698    4.4

Automobile Parts   41,900          Standard Products     1,073,688    3.9
                   13,500          Superior Industries   361,969      1.3
                                                         1,435,657    5.2

Building Materials 37,900          LaFarge Corp.         1,120,419    4.0
                   26,900          Medusa Corp.          1,150,539    4.1
                                                         2,270,958    8.1

Computer Products  37,800          Sequent Computer*     756,000      2.7
                   35,100          Stratus Computer*     1,327,219    4.8
                   41,100          Western Digital*      660,169      2.4
                   27,700          Symantec              592,313      2.1
                                                         3,335,701   12.0

Diversified        56,800          Katy Industries       1,157,300    4.2

                                  7

Electronics        6,500           Dynatech Corp.*       304,688      1.1
                   6,200           Pioneer Elect.        1,090,332    3.9
                                                         1,395,020    5.0

Financial Services 52,400          Money Store           1,113,500    4.0

Furniture          24,500          La-Z-Boy              1,056,563    3.8
                   42,200          Kimball Int'l.        778,063      2.8
                                                         1,834,626    6.6

Homebuilding       67,900          Standard Pacific      1,060,938    3.8

Hotel/Gaming       22,700          Anchor Gaming         1,376,244    4.9

Insurance          28,000          Nac Re Corp.          1,352,750    4.9

Machinery          23,600          Gleason Corp.         635,725      2.3

Maritime           21,900          Sea Containers        700,800      2.5

Medical Supplies   42,700          U. S. Surgical        1,251,644    4.5

Metal Fabricating  16,300          Oregon Metallurg.*    544,013      2.0

Recreation         13,700          Callaway Golf         391,306      1.4

Recr. Vehicles     87,500          Winnebago             776,563      2.8

Restaurant         24,000          Applebees             433,500      1.6

                                  8

Retail             11,000          Ross Stores           400,125      1.4
                   60,600          Burlington Coat       996,113      3.6
                                                         1,396,238    5.0

Security Brokerage 31,700          Advest Group          782,594      2.8
                   26,000          Lehman Bros.          1,326,000    4.8
                                                         2,108,594    7.6

Trucking           48,700          Werner Enterprises    998,350      3.6


Total Common Stocks                                      27,485,900   98.6
(Cost $27,483,138)

Total Investment
Portfolio                                                28,160,921  101.0

Other Assets
    Less Liabilities                                       -277,750   -1.0

Net Assets - 100%                                        27,883,171  100.0

*Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS (ANNUAL REPORT)